Chang Hwa Commercial Bank, Ji-Cheng Branch

Loan Approval Notification

Client	Kid Castle Internet Technology Corporation
Amount of Approved Loan	NT$40,000,000.-
Loan Category	1. Middle-term unsecured loan : NT$10,000,000.- 2. Middle-term unsecured loan : NT$30,000,000.-
Term of Loan	March. 21, 2005 - March. 31, 2006
Interest Rate	1. Middle-term unsecured loan : [Base Lending Rate] + 1.65% (current : 5.33%) 2. Middle-term unsecured loan : [Base Lending Rate] + 2.15% (current : 5.83%)
Loan Conditions & Supplementary Items
1.  Re-request the Board Resolution of the Executive Board on loan approval determination
2.  Re-request loan guarantee and loan agreement of both Pai Suang-Yi and Yang Ming-Tan
3.  Middle-term unsecured loan: NT$10,000,000.the period for 3 years; principal and interest is paid on a monthly basis
4.  Middle-term unsecured loan : NT$30,000,000.-; the amount of approved loan is at 125% of bills receivable under control of a special account at the Bank

Please apply for relevant loan processes at the service counter of the Bank, thank you.

Chang Hwa Commercial Bank, Ji-Cheng Branch
Dated : Mar. 28, 2005